EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We hereby consent to the use in the Form 10-SB Registration Statement, of Exodus Acquisition Corporation our report as of and for the period ended February 26, 2000 dated March __, 2000, relating to the financial statements of Exodus Acquisition Corporation which appears in such Form 10-SB.

                                            /s/Weinberg & Company, P.A.
                                            ---------------------------
                                            WEINBERG & COMPANY, P.A.
                                            Certified Public Accountants

Boca Raton, Florida
March 2, 2000

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